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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): January 4, 2001


                         ROBERTS REALTY INVESTORS, INC.

               (Exact name of Registrant as specified in charter)



           GEORGIA                      001-13183               56-2122873
-----------------------------   ------------------------     ---------------
(State or other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)


     8010 ROSWELL ROAD, SUITE 120, ATLANTA, GEORGIA               30350
       -------------------------------------------------        ---------
            (Address of principal executive offices)            (Zip Code)


                           (770) 394-6000
           ---------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On January 4, 2001, Roberts Realty Investors, Inc. completed the sale of its Rosewood Plantation community to Rosewood Plantation Apartments, Inc. for $14,800,000. Rosewood Plantation is a 152-unit apartment community located in Norcross, Georgia. Net cash proceeds were $5,818,000 (after deducting prorated rent of approximately $73,000) after deducting:


         o $7,876,000 for the mortgage note payable, which was assumed by the buyer;

         o $366,000 for closing costs and prorations; and

         o $740,000 for a partnership profits interest to Roberts Properties, Inc., a non-owned affiliate, under the terms of the agreement of limited partnership of Roberts Properties Residential, L.P., through which Roberts Realty conducts its business.

The purchaser is unaffiliated with Roberts Realty, and the transaction was negotiated at arms-length. In negotiating the sales price, Roberts Realty considered, among other factors:

         o the Rosewood Plantation community's historical and anticipated cash flows;

         o the condition and location of the community; and

         o current market conditions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Pro Forma Financial Statements

       (1) Pro forma condensed consolidated balance sheet as of September 30, 2000 (unaudited).

       (2) Pro forma consolidated statements of operations for the nine months ended September 30, 2000 (unaudited) and for the year ended December 31, 1999 (unaudited).

(b)      Exhibits

         99.1     Press Release concerning the sale of Rosewood Plantation.

ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
(UNAUDITED)

This unaudited pro forma condensed consolidated balance sheet is presented as if Roberts Realty had completed the sale of the Rosewood Plantation community on September 30, 2000. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at September 30, 2000, nor does it purport to represent the future financial position of Roberts Realty.

(DOLLARS IN THOUSANDS)
                                                                          PRO FORMA
                                                                         ADJUSTMENTS                 THE
                                                                         FOR THE SALE              COMPANY
                                                     (A)                 OF ROSEWOOD              PRO FORMA
                                                  HISTORICAL              PLANTATION            CONSOLIDATED
                                                  ----------              ----------            ------------
ASSETS
NET REAL ESTATE ASSETS                              $122,160              $(6,125)   (B)             $116,035

CASH AND CASH EQUIVALENTS                              3,488                5,919    (C)                9,407

RESTRICTED CASH                                          398                  (29)   (D)                  369

OTHER ASSETS-NET                                       1,385                                            1,385
                                                    --------               ------                    --------

                                                    $127,431                $(235)                   $127,196
                                                    ========               ======                    ========

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES

     Mortgage notes payable                          $77,762              $(7,901)   (E)              $69,861
     Construction note payable                         8,731                                            8,731
     Land note payable                                 2,000                                            2,000
     Other liabilities                                 6,147                  (29)   (F)                6,118
                                                     -------              -------                     -------
         Total liabilities                            94,640               (7,930)                     86,710

MINORITY INTEREST                                     10,887                2,555    (G)               13,442

SHAREHOLDERS' EQUITY
     Common stock                                         51                                               51
     Additional paid-in capital                       23,730               (2,555)   (G)               21,175
     Treasury stock                                  (1,767)                                           (1,767)
     Unamortized deferred compensation                 (110)                                             (110)
     Retained earnings                                     0                7,695    (H)                7,695
                                                    --------               ------                     -------
         Total shareholders' equity                   21,904                5,140                      27,044

                                                    $127,431                $(235)                   $127,196
                                                    ========               ======                    ========


Notes to pro forma condensed consolidated balance sheet (unaudited):

(A) Reflects the unaudited historical consolidated balance sheet of Roberts Realty as of September 30, 2000.

(B) Reflects a decrease for the net book value as of September 30, 2000 of Rosewood Plantation that was sold on January 4, 2001.

(C) Reflects the net sales proceeds of $5,890,000 from the sale of Rosewood Plantation on January 4, 2000 (pro forma as of September 30, 2000) and $29,000 from the release of previously restricted cash.

(D) Reflects the decrease from the release of restrictions on certain cash balances as a result of the sale of Rosewood Plantation.

(E) Reflects a decrease for the $7,901,000 mortgage note payable as of September 30, 2000 that was assumed by the buyer of Rosewood Plantation.

(F) Reflects the assumption by the buyer of security and pet deposits as a result of the sale of Rosewood Plantation.

(G) Represents the adjustment necessary to reflect the 33.2% pro forma minority interest in the aggregate gain of $7,695,000 (pro forma as of September 30, 2000) on the sale of Rosewood Plantation.

(H) Represents a gain of $7,695,000 (pro forma as of September 30, 2000) on the sale of Rosewood Plantation.

ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2000
(UNAUDITED)

--------------------------------------------------------------------------------

The accompanying unaudited pro forma consolidated statement of operations is presented as if Roberts Realty had completed the sale of both the Rosewood Plantation and Ivey Brook communities on January 1, 2000. In management's opinion, all adjustments necessary to reflect the effect of these transactions have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 2000, nor does it purport to represent the results of operations for future periods.

(DOLLARS IN THOUSANDS)                                                                 (C)
                                                                     (B)            PRO FORMA
                                                                  PRO FORMA        ADJUSTMENTS
                                                                 ADJUSTMENTS       FOR SALE OF           THE COMPANY
                                                    (A)          FOR SALE OF         ROSEWOOD              PRO FORMA
                                                 HISTORICAL       IVEY BROOK        PLANTATION            CONSOLIDATED
                                                 ----------       ----------     ----------------       ---------------
OPERATING REVENUES:
     Rental operations                              $14,009             $ (804)         $ (1,284)            $11,921
     Other operating income                           1,063                (86)              (72)                905
                                                 ----------           ---------         ---------            -------

         Total operating revenues                    15,072               (890)           (1,356)             12,826
                                                 ----------           ---------         ---------            -------

OPERATING EXPENSES:
     Personnel                                        1,445                (98)             (130)              1,217
     Utilities                                          957                (67)              (63)                827
     Repairs, maintenance and
         landscaping                                    937                (55)              (66)                816
     Real estate taxes                                1,205                (61)              (95)              1,049
     Marketing, insurance and other                     625                (37)              (43)                545
     General and administrative
         expenses                                     1,579                  0                 0               1,579
     Depreciation of real estate assets               4,005               (209)             (266)              3,530
                                                 ----------          ----------        ----------         ----------

         Total operating expenses                    10,753               (527)             (663)              9,563
                                                 ----------          ----------        ----------         ----------

INCOME FROM OPERATIONS                                4,319               (363)             (693)              3,263
                                                 ----------          ----------        ----------         ----------

OTHER INCOME (EXPENSES):
     Interest income                                    170                 (2)               (3)                165
     Interest expense                                (3,803)               213               394              (3,196)
     Loss on disposal of assets                         (79)                12                 1                 (66)
     Amortization of deferred
         financing costs                               (163)                 7                 9                (147)
     Other amortization expense                           0                  0                 0                   0
                                                -----------         -----------        ----------          ----------
         Total other expense                         (3,875)               230               401              (3,244)
                                                -----------         -----------        ----------          ----------


                                       5




INCOME BEFORE
     MINORITY INTEREST, GAINS
     ON SALE OF REAL ESTATE
     ASSET AND
     EXTRAORDINARY ITEMS                                444               (133)             (292)                 19

MINORITY INTEREST OF
     UNITHOLDERS IN THE
     OPERATING PARTNERSHIP                             (149)                45                99                 (5)
                                                 ----------          ----------        ----------         ----------

INCOME BEFORE GAIN
     ON SALE OF REAL ESTATE
     ASSET AND
     EXTRAORDINARY ITEM                                 295                (88)             (193)                 14

GAIN ON SALE OF REAL ESTATE
     ASSET, net of minority interest
     of unitholders in the operating
     partnership                                      2,284             (2,284)                0                  0
                                                      -----             -------            -----              -----

INCOME BEFORE
     EXTRAORDINARY ITEM                               2,579             (2,372)             (193)                 14

EXTRAORDINARY ITEM-loss on
     early extinguishment of debt, net
     of minority interest of unitholders
     in the operating partnership                      (68)                 68                 0                  0
                                                     ------            -------            ------              -----

NET INCOME                                           $2,511            $(2,304)            $(193)               $14
                                                     ======            =======            ======              =====

INCOME PER COMMON SHARE - BASIC AND DILUTED:

     Income before
         extraordinary item                          $0.52              $(0.48)           $(0.04)             $0.00
     Extraordinary items                             (0.01)               0.01              0.00               0.00
                                                     -----              ------           -------            -------
     Net income                                      $0.51              ($0.47)           $(0.04)             $0.00
                                                     =====              ======           =======            =======

     Weighted average common
         shares - basic                          4,885,844           4,885,844         4,885,844          4,885,844

     Weighted average common
         shares - diluted                        7,391,467           7,391,467         7,391,467          7,391,467

Notes to pro forma consolidated statement of operations (unaudited):

(A) Reflects the unaudited historical consolidated statement of operations of Roberts Realty for the nine months ended September 30, 2000.

(B) Reflects the historical statement of operations for the Ivey Brook community for the period January 1, 2000 through June 23, 2000, the date the community was sold.

(C) Reflects the historical statement of operations for Rosewood Plantation for the nine months ended September 30, 2000.

ROBERTS REALTY INVESTORS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

(UNAUDITED)

--------------------------------------------------------------------------------

The accompanying unaudited pro forma consolidated statement of operations is presented as if Roberts Realty had completed the sale of the Rosewood Plantation, Ivey Brook, and Bentley Place communities on January 1, 1999. In management's opinion, all adjustments necessary to reflect the effect of these transactions have been made. This unaudited pro forma consolidated statement of operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1999, nor does it purport to represent the results of operations for future periods.

(DOLLARS IN THOUSANDS)                                     (B)                                  (D)
                                                        PRO FORMA            (C)             PRO FORMA
                                                       ADJUSTMENTS        PRO FORMA         ADJUSTMENTS
                                                       FOR SALE OF       ADJUSTMENTS        FOR SALE OF        THE COMPANY
                                          (A)            BENTLEY         FOR SALE OF         ROSEWOOD           PRO FORMA
                                       HISTORICAL         PLACE           IVEY BROOK        PLANTATION         CONSOLIDATED
                                       ----------         -----           ----------        ----------       ------------
OPERATING REVENUES:
     Rental operations                    $18,163              $(675)          $(1,682)         $(1,641)              $14,165
     Other operating income                 1,221                (27)             (140)             (60)                  994
                                       ----------          ----------        ----------       ----------          -----------

         Total operating revenues          19,384               (702)           (1,822)          (1,701)               15,159
                                       ----------           ---------        ----------       ----------          -----------

OPERATING EXPENSES:
     Personnel                              1,785                (74)             (170)            (144)                1,397
     Utilities                              1,301                (28)             (125)             (81)                1,067
     Repairs, maintenance and
         landscaping                        1,180                (61)              (63)             (80)                  976
     Real estate taxes                      1,574                (61)             (128)            (128)                1,257
     Marketing, insurance and other           848                (30)              (65)             (59)                  694
     General and administrative
         expenses                           1,964                  0                 0                0                 1,964
     Depreciation of real estate assets     5,529               (189)             (498)            (368)                4,474
                                       ----------          ----------        ----------       ----------           ----------

         Total operating expenses          14,181               (443)           (1,049)            (860)               11,829
                                       ----------           ---------        ----------       ----------           ----------

INCOME FROM OPERATIONS                      5,203               (259)             (773)            (841)                3,330
                                       ----------           ---------       -----------       ----------          -----------

OTHER INCOME (EXPENSES):
     Interest income                          159                 (2)               (4)              (5)                  148
     Interest expense                      (5,244)               184               447              531                (4,082)
     Loss on disposal of assets               (81)                 5                 6                1                   (69)
     Amortization of deferred
         financing costs                     (219)                 8                15               13                  (183)
     Other amortization expense               (11)                 0                 0                0                   (11)
                                       ----------          ---------        ----------        ---------           -----------

         Total other expense               (5,396)               195               464              540                (4,197)
                                       ----------          ---------        ----------        ---------           -----------


                                       7



INCOME (LOSS) BEFORE
     MINORITY INTEREST,
     GAINS ON SALE OF REAL
     ESTATE ASSET AND
     EXTRAORDINARY ITEMS                     (193)               (64)             (309)            (301)                 (867)

MINORITY INTEREST OF
     UNITHOLDERS IN THE
     OPERATING PARTNERSHIP                     70                 23               112              108                   313
                                         --------            --------           ------           ------                ------

INCOME (LOSS) BEFORE GAIN
     ON SALE OF REAL ESTATE
     ASSET AND
     EXTRAORDINARY ITEM                      (123)               (41)             (197)           (193)                 (554)

GAIN ON SALE OF REAL
     ESTATE ASSET, net of
     minority interest of unitholders
     in the operating partnership           1,023             (1,023)                0               0                     0
                                            -----             -------           ------           -----                 -----

INCOME (LOSS) BEFORE
     EXTRAORDINARY ITEM                       900             (1,064)             (197)           (193)                 (554)

EXTRAORDINARY ITEM-loss on
     early extinguishment of debt,
     net of minority interest of
     unitholders in the operating
      partnership                            (184)               184                 0               0                     0
                                           ------            -------            ------           -----                 -----

NET INCOME (LOSS)                            $716              $(880)            $(197)          $(193)                $(554)
                                           ======            =======            =======          =====                 =====


INCOME PER COMMON SHARE - BASIC AND DILUTED:

     Income (loss) before
         extraordinary item                 $0.19             $(0.23)            $(0.04)         $(0.04)              $(0.12)
     Extraordinary item                     (0.04)              0.04               0.00            0.00                 0.00
                                         --------            -------            -------         -------              -------
     Net income (loss)                      $0.15             ($0.19)            $(0.04)         $(0.04)              $(0.12)
                                         ========            =======            =======         =======              =======

     Weighted average common
         shares - basic                 4,737,008          4,737,008          4,737,008       4,737,008            4,737,008

     Weighted average common
         shares - diluted               7,448,757          7,448,757          7,448,757       7,448,757            7,448,757


Notes to pro forma consolidated statement of operations (unaudited):

A. Reflects the unaudited historical consolidated statement of operations of Roberts Realty for the twelve months ended December 31, 1999.

B. Reflects the historical statement of operations for the Bentley Place community for the period January 1, 1999 through August 23, 1999, the date the community was sold.

C. Reflects the historical statement of operations for Ivey Brook for the twelve months ended December 31, 1999.

D. Reflects the historical statement of operations for Rosewood Plantation for the twelve months ended December 31, 1999.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                         ROBERTS REALTY INVESTORS, INC.


Dated: January 19, 2001                  By:  /s/ Charles R. Elliott
                                              ----------------------
                                                  Charles R. Elliott
                                                  Chief Financial Officer

Exhibit Index

Exhibit No.         Description
----------          -----------

99.1                Press Release concerning the sale of Rosewood Plantation.